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Kenneth P. Wright Jr.

Kenneth P. Wright Jr., Ph.D.
Department of Integrative Physiology
University of Colorado
Boulder, CO 80309-0354
phone: 303-735-6409
fax: 303-492-4009
e-mail:kenneth.wright@colorado.edu

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Research Interests

- Health and safety consequences of insufficient sleep and circadian misalignment. Development of countermeasures and treatments for sleep and circadian disruption to improve public health and safety.
- Sleep and Chronobiology Laboratory.

Education

- 1986-1990, B.S. (Psychology), University of Arizona, Tucson, AZ
- 1991-1994, M.A., (Behavioral Neuroscience/Psychology) Bowling Green State University, Bowling Green, OH
- 1994-1996, Ph.D. (Behavioral Neuroscience/Psychology) Bowling Green State University, Bowling Green, OH

Professional Experience

- 1989-1991, Research Assistant in Psychology, Sleep and Cognition Unit, Psychology Department, University of Arizona; Tucson, AZ. Director, Richard R. Bootzin, Ph.D.
- 1995-1997, Post-doctoral Faculty Fellow, Behavioral Neuroscience/Sleep and Circadian Rhythms, Psychology Department, Bowling Green State University, Bowling Green, OH. Director, Pietro Badia, Ph.D.
- 1997-2000, Research Fellow in Medicine, Harvard Medical School, Department of Medicine, Division of Endocrinology, Circadian, Neuroendocrine and Sleep Disorders Section, Brigham and Womenls Hospital, Boston, MA. Director, Charles A. Czeisler, Ph.D., M.D.
- 2000-2001, Associate Neuroscientist, Division of Endocrinology, Circadian, Neuroendocrine and Sleep Disorders Section, Brigham and Women's Hospital, Boston, MA.
- 2000-2002, Instructor in Medicine, Harvard Medical School, Boston, MA.
- 2001-2002, Associate Neuroscientist, Division of Sleep Medicine, Brigham and Womenls Hospital, Boston, MA.

- 2001-2002, Director, Fatigue Countermeasures Research Program, Division of Sleep Medicine, Brigham and Womenls Hospital, Boston, MA.
- 2002-2003, Assistant Professor, Department of Kinesiology & Applied Physiology, University of Colorado, Boulder, CO.
- 2003-2009, Assistant Professor, Department of Integrative Physiology, University of Colorado, Boulder, CO.
- 2009-present, Adjunct Associate Professor, Division of Endocrinology, Metabolism and Diabetes, University of Colorado Denver School of Medicine, Aurora, CO.
- 2009-Present, Associate Professor, Department of Integrative Physiology, University of Colorado, Boulder, CO.

Honors and Awards

- 1996, Charles E. Shanklin Award for Research Excellence of the Bowling Green State University.
- 1997-2000, National Research Service Award (T32) - National Institutes of Health.
- 1998-2000, Distinction in Teaching; Derek Bok Center for Teaching and Learning; Harvard University.
- 1999-2001, Fellowship in Clinical and Community Health Research The Medical Foundation and Harold Whitworth Pierce Charitable Trust.
- 2000, Young Investigator Award, American Academy of Sleep Medicine, Honorable mention.
- 2003, Young Investigator, William C. Dement Sleep and Chronobiology Apprenticeship, Brown University.
- 2005, J. Christian Gillin, M.D. Research Award, Sleep Research Society Foundation.
- 2007, Distinguished Service Award, Sleep Research Society.
- 2007, Marinus Smith Award, University of Colorado Parents Association.
- 2013, Provost's Faculty Achievement Award, University of Colorado Boulder.

Recent Publications

- Barger LK, **Wright KP Jr**, Burke TM, Chinoy ED, Ronda JM, Lockley SW, Czeisler CA. Sleep and Cognitive Function of Crewmembers and Mission Controllers Working 24-Hour Shifts During a Simulated 105-day Spaceflight Mission. *Acta Astronautica* 93: 230-242, 2014.
- Burke TM, Markwald RR, Chinoy ED, Snider JA, Bessman S, Jung CM, **Wright KP Jr**. Combination of Light and Melatonin Time Cues for Phase Advancing the Human Circadian Clock. *Sleep* 36: 1617-24, 2013.
- Chinoy ED, Frey DJ, Kaslovsky DN, Meyer FG, **Wright KP Jr**. Age-related changes in slow wave activity rise time and NREM sleep EEG with and without zolpidem in healthy young and older adults. *Sleep Medicine* 2014 pii: S1389-9457(14)00206-8, 2014.
- Depner CM, Stothard ER, **Wright KP Jr**. Metabolic consequences of sleep and circadian disorders. *Current Diabetes Reports* 14: 507, 2014.
- Drake CL, Friedman NP, **Wright KP Jr**, Roth T. Sleep reactivity and insomnia: genetic and environmental influences. *Sleep* 34: 1179-1188, 2011.
- Drake CL, **Wright KP Jr**. Shift work, shift work disorder, and jet lag. *Principles and Practice of Sleep Medicine* 784-798, 2011.
- Duffy JF, Cain SW, Chang AM, Phillips AJ, Münch MY, Gronfier C, Wyatt JK, Dijk DJ, **Wright KP Jr**, Czeisler CA. Sex difference in the near-24-hour intrinsic period of the human

circadian timing system. *Proceedings of the National Academy of Sciences* 108 Suppl 3: 15602-15608, 2011.

- Frey DJ, Ortega JD, Wiseman C, Farley CT, **Wright KP Jr**. Influence of Zolpidem on balance and cognition during nighttime awakening: a randomized placebo controlled trial. *Journal of the American Geriatric Society* 59: 73-81, 2011.
- Jung CM, Melanson EL, Perreault L, Eckel RH, **Wright KP Jr**. Energy expenditure during sleep, sleep deprivation and sleep following sleep deprivation in humans. *Journal of Physiology* 589: 235-44. 2011.
- Jung CM, Ronda JM, Czeisler CA, **Wright KP Jr.** Comparison of sustained attention assessed by auditory and visual psychomotor vigilance tasks prior to and during sleep deprivation. *Journal of Sleep Research* 20: 348-55, 2011.
- LeBourgeois MK, Carskadon MA, Akacem LD, Simpkin CT, **Wright KP Jr**, Achermann P, Jenni OG. Circadian phase and its relationship to nighttime sleep in toddlers. *Journal of Biological Rhythms* 28: 322-331, 2013.
- LeBourgeois MK, Wright Jr. KP, LeBourgeois HB, Jenni O. Dissonance Between Parent-Selected Bedtimes and Young Children's Circadian Physiology Influences Nighttime Settling Difficulties. *Mind, Brain and Education* 7: 234-42, 2013.
- Markwald RR, Melanson EL, Smith MR, Higgins J, Perreault L, Eckel RH, **Wright KP Jr**. Impact of insufficient sleep on total daily energy expenditure, food intake and weight gain. *Proceedings of the National Academy of Sciences USA* 110: 5695-700, 2013.
- Markwald RR, **Wright KP Jr**. Circadian misalignment and sleep disruption in shift work: implications for fatigue and risk of weight gain and obesity. In Shiromani P, Horvath T, Redline S, van Cauter E (Eds.) *Sleep Loss and Obesity: Intersecting Epidemics*. Springer, LLC. 101-118, 2012.
- McHill AW, Smith BJ, Wright Jr. KP. Effects of Caffeine on Skin and Core Temperatures, Alertness, and Recovery Sleep During Circadian Misalignment. *Journal of Biological Rhythms* 29: 131-143, 2014.
- Simpkin CT, Jenni OG, Carskadon MA, **Wright KP Jr**, Akacem LD, Garlo KG, Lebourgeois MK. Chronotype is associated with the timing of the circadian clock and sleep in toddlers. *Journal of Sleep Research* 4: 397-405, 2014.
- Thompson RS, Strong PV, Clark PJ, Maslanik TM, Wright KP, Greenwood BN, Fleshner M. Repeated fear induced diurnal rhythm disruptions predict PTSD-like sensitized physiological acute stress responses in F344 rats. *Acta Physiologica* 211(2): 447-465, 2014.
- Wright Jr. KP, Bogan RK, Wyatt JK. Shift Work and the Assessment and Management of Shift Work Disorder (SWD). *Sleep Medicine Reviews* 17: 41-54, 2013.
- **Wright KP Jr**, Burke TM, Smith MR. Light Exposure for Improving Cognition During Sleep Loss and Circadian Misalignment. Ed NJ Wesensten *Sleep Deprivation, Stimulant Medications, and Cognition*. Cambridge University Press. 184-198, 2012.
- **Wright KP** Jr., McHill AW, Birks BR, Griffin B, Rusterholz T, Chinoy ED. Entrainment of the Human Circadian Clock to the Natural Light-Dark Cycle. *Current Biology* 23:1554-1558, 2013.
- Wright KP, Lowry CA, LeBourgeois MK. Circadian and wakefulness-sleep modulation of cognition in humans. *Frontiers in Molecular Neuroscience* 5: 1-12, 2012.